Accrued Compensation, Accrued Expenses, and Other Current Liabilities, Summary of Accrued Compensation, Accrued Expenses, and Other Current Liabilities (Details) - USD ($) $ in Thousands	Jan. 31, 2023	Jan. 31, 2022
Accrued Liabilities, Current [Abstract]
Accrued employee compensation	$ 1,098	$ 500
Accrued commissions	1,408	2,010
Accrued bonuses	3,893	1,366
Accrued payroll-related expenses	242	630
Other current liabilities	12,110	2,514
Total accrued expense	$ 18,751	$ 7,020